Midwest Investor Roadshow  June 23-25, 2009  Exhibit 99.1

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Corporate Overview  PPL Corporation  Owner and operator of a  fleet of Nuclear, Coal and  Hydro generating stations  in PJM, Montana, New  York and New England  PPL Generation, LLC  Marketing, trading, and  fuel procurement in key  U.S. markets  PPL EnergyPlus, LLC  1.4 million customer  electric delivery business in Pennsylvania  PPL Electric Utilities  Corporation  2.6 million customer  electricity delivery business in the U.K.  WPD  Supply Segment PA Delivery  Segment  International  Delivery Segment  2

 PPL’s Generation Portfolio  Total Domestic Generation: 12,104 MW  Planned Uprate Projects or Additions: 270 MW  3  •Well positioned in attractive markets  •Carbon-advantaged  •Low-cost, baseload weighted fleet  Coal 3,500  Nuclear 2,165  Oil 1,817  Gas 2,282  Hydro 369  CTs 462  QFs 222  Coal 683  Hydro 604  West 1,287 MW  Hydro Uprate (2012) 28  Nuclear Uprate (2009-2011) 98  Hydro Uprate (2013) 125  Coal Uprate (2009) 11  Landfill Gas Addition (2009) 8  East 10,817 MW

 Diverse and Balanced Fleet  Market Segment  Baseload  63%  Peaking18% Intermediate  19%  Installed Capacity MW  Coal  34%  Gas/Oil37%  Nuclear  18% Hydro8%  QFs  3%  Geography  Production  GWh  PJM  85%  WECC  11%  Coal  52%  Gas/Oil9%  Nuclear  31%  Hydro8%  NEPOOL  3%  NYISO  1%  Baseload oriented fleet augmented by attractive load-following capabilities  4

 PPL Renewables Overview  • Fifteen operating projects in Pennsylvania, New Jersey and Vermont, with a total capacity of 40 MW  – Technologies include solar photovoltaic, landfill gas-to-energy,  and cogeneration  • Most states within PJM and NEPOOL have proposed or are  considering expanding existing renewable portfolio standards that  could provide PPL with additional opportunities  • Existing development opportunities in Pennsylvania, Massachusetts,  New Hampshire, Vermont, New Jersey, Ohio and Virginia that could add up to 124 MW to the portfolio  • Strong development, construction and asset management team  5

 PPL’s Carbon Footprint  • Currently 40% of generation output non- carbon emitting  • Power plant uprates – all carbon neutral  • PPL’s Supply margins would benefit under  various climate legislation that is being  proposed  6

 Environmental Control Equipment  Keystone Conemaugh  Control Device Removes Unit 1 Unit 2 Unit 3 Unit 1 Unit 2 Unit 1 & 2 Unit 3 & 4 Unit 1 & 2 Unit 1 & 2  Low Nox Burners NOx  SCR NOx  Scrubbers SO2  = Installed  = Potential  = Under Construction  Brunner Island Montour Colstrip  PPL has proactively complied with current environmental regulations on an economic basis  (1) Colstrip is located in Montana  (2) Keystone & Conemaugh: PPL is a minority owner and does not operate  7  (1) (2) (2)

 Current Hedge Positions -Electricity and Fuel  Note: As of 3/31/2009 8  2009 2010 2011 2012  Electricity Sales  East 98% 88% 51% 28%  West 95% 78% 78% 65%  Total 97% 86% 55% 34%  Uranium 100% 100% 100% 100%  Coal  East 100% 98% 73% 52%  West 100% 100% 86% 77%  Total 100% 98% 77% 59%  Unhedged Coal – million tons  Brunner & Montour 0.0 0.0 1.9 3.5  Keystone & Conemaugh 0.0 0.3 0.5 0.9

 Hedged Baseload Electricity 2009-2012  Hedged Baseload Electricity Sales  0%  20%  40%  60%  80%  100%  2009 2010 2011 2012  % of Coal, Hydro & Nuclear O utput$20  $30  $40  $50  $60  $70  $80  $/M W h  Average Sale Price  9

 Current East Coal Contracts -Base Prices  10  Base Prices for Wholly Owned Plants*  *East wholly owned plants include Montour & Brunner Island but not Keystone & Conemaugh.  **Excludes contracts subject to mining-related oil surcharges and/or price collars.  Note: As of 3/31/2009  $35  $40  $45  $50  $55 max collar price  fixed base price  min collar price  2009 2010 2011  Weighted  Average  $/Ton  at Mine  11% 17%% Diesel Surcharge  78%68% 13%% Collars  21% 70%% Fixed Base Price** 17%  5%

 PJM RPM Update  • PJM Planning Year 2012/2013 Base Residual Auction  – RTO cleared at $16.46/MW-Day  – 4 LDAs had binding constraints that resulted in  locational price adders  • MAAC $133.37/MW-Day  • EMAAC $139.73/MW-Day  • PSEG-North $185.00/MW-Day  • DPL-South $222.30/MW-Day  95% of PPL’s PJM  generation that  cleared 2012/2013  RPM Auction is in  MAAC Zone  11

 PJM RPM Auction Clearing Price  40.8  111.92  102.04  174.29  110  16.46  40.8111.92191.32  174.29110133.37  $0  $50  $100  $150  $200  $250  2007/2008 2008/2009 2009/2010 2010/2011 2011/2012 2012/2013  Delivery Year  $/MWD  Rest of Pool MAAC  12  95% of PPL’s PJM generation receives MAAC pricing

 Supply Segment Open EBITDA  *Based on forward market prices as of 3/31/09  2010E  (Millions)  Generation Output - MWh 55.5  Unhedged Gross Margin* 2,310  O&M (859)  Open EBITDA 1,451  Fuel 176  Power 617  Above/(Below) Market Value of Hedges* 793  Expected Margin 3,103  13

 Regulated Delivery  PPL Electric Utilities  1.4 million customers  WPD (South West)  1.5 million customers  WPD (South Wales)  1.1 million customers  Western Power Distribution  14

 Pennsylvania Electricity Distribution  Rate Regulation  • Retail distribution of electricity and natural gas are regulated by the  Pennsylvania Public Utility Commission  – Pennsylvania deregulated the generation of electricity in 1997  – Transmission and wholesale sales of electricity are regulated by the Federal  Energy Regulatory Commission  • Retail distribution rates are set by a combination of base rate  proceedings and automatic adjustment clauses  • Base rate proceedings  – Initiated by a utility filing or, rarely, through a Commission investigation  – Based upon the traditional cost of service, rate of return model  – The utility must have the opportunity to earn a "fair rate of return“ on used and  useful rate base  – The utility must file historic data; may file future data  – The Commission must enter an order within nine months of the utility's filing or the proposed rates go into effect subject to refund  • Automatic adjustment clauses  – Specifically authorized in the Public Utility Code  – Limited by court decision to expense items, not capital costs  – Usually based on a forecast of costs with an annual reconciliation to actual costs  – Have been used to recover the costs of: energy, stranded investment,  transmission and universal service 15

 PA and International Delivery Operational Update  PA Delivery  • PPLEU completed 5 of 6 RFPs for 2010 POLR supply  Bids for final RFP due October 5, 2009 with PUC approval expected October 8  • Rate increase prepayment plan in place; over 10%  participation  • Filed rate increase deferral plan with the PUC  • Act 129 compliance plan filing on target for July 1  International Delivery  • Distribution Price Control Review (DPCR5) initial proposals expected in July  16

 PPL Electric Utilities Procurement Plan  for 2011 and Beyond  • PPL filed procurement plan with PUC on August 28  • PUC approved settlement agreement in the case on June 18  • Purchase electricity supply for 2011 to mid-2013 four times a year, beginning 3Q 2009  • Solicit supply contracts for 12-and 24-month  increments, spot market purchases and 5-and 10-year  blocks  • For residential and small business customers – 90% of  supply from fixed-price contracts, 10% from spot purchases  • Large commercial and industrial customers supply purchased on hourly basis in open market; optional monthly or quarterly rate to be developed  17

 Attractive Transmission Development Project  • PPL Electric to build Pennsylvania portion  of the 150-mile Susquehanna to Roseland, NJ 500 kV transmission line. New Jersey portion of the line to be built  by PSEG.  • Project needed for reliability and is part of  PJM’s Regional Transmission Expansion Program (RTEP)  • Expected to be completed in May 2012  • Cost of PPL’s portion of the line is  estimated at $500 million  • PPL earns incentive rates for RTEP  project  – ROE adder for membership in an  RTO 0.50%  – ROE adder for RTEP projects 1.25%  – CWIP in rate base  – Recovery of costs if abandoned  • Formula rate mechanism for transmission  18

 UK Electricity Distribution Regulation  • Electricity and natural gas supply and distribution are regulated by the UK’s Office of  Gas and Electricity Markets.  • Electricity distribution revenues are set every five years through a Distribution Price  Control Review (DPCR) process.  – Price control is based on a forward looking assessment of income sufficient to finance an  efficient business.  – Revenues must cover operating and capital costs at an efficient level for the service territory.  • Efficiency is determined through a detailed comparable analysis of all UK electricity  distribution companies.  – Typically, the DPCR results in a one-time price reduction followed by annual adjustments for  inflation less an efficiency factor.  • An incentive / penalty arrangement exists for reliability and customer service levels.  • The revenue that a company can earn in each of the five years is the sum of:  – The Regulator’s view of efficient operating costs,  – A return on the value of Regulated Asset Base (“RAB”), and  – A return of capital being the depreciation of the RAB.  • The DPCR is currently in process with the next five-year period beginning April 1,  2010.  19

 Millions  $939  $691  $869 $938 $798  $648  $286  $295  $576  $649  $504  $535  $278  $251  $428  $448  $460  $477  $0  $400  $800  $1,200  $1,600  $2,000  $2,400  2008A 2009E 2010E 2011E 2012E 2013E  Supply PA Delivery International Delivery  $1,503  $2,035  $1,873  $1,237  Capital Expenditures by Segment  20  $1,762  $1,660

 Millions  $693 $811 $952 $1,221 $1,469 $1,528  $2,081 $2,207  $2,353  $2,513  $2,664 $2,803  $0  $1,000  $2,000  $3,000  $4,000  $5,000  2008A 2009E 2010E 2011E 2012E 2013E  Transmission Distribution & Other  Pennsylvania Delivery Rate Base  $3,018  $3,305  $3,734  $4,133  $4,331  $2,774  21

 ($605)  ($38)  ($315)  $685  $367  $280  ($30)  ($134)  $1  ($700)  ($400)  ($100)  $200  $500  $800  2008A 2009E 2010E  Supply Segment PA Delivery Segment International Delivery Segment  Free Cash Flow before Dividends Forecast  Millions  22  Note: See Appendix for the reconciliation of cash flow measures.

 $1.00  $1.10  $1.22  $1.34 $1.38  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  $1.50  2005 2006 2007 2008 2009  $/Share  Annualized  Continued Dividend Growth  23

 Liquidity Profile  (1) Reported as of 3/31/2009  Diverse bank group consisting of 23 banks committed under domestic facilities,  with no bank having more than 14% of commitments.  24  Institution Facility  Expiration  Date  Total  Facility  (Millions)  Letters of Credit  Outstanding (1)  (Millions)  Drawn (1)  (Millions)  Availability  (Millions)  PPL Energy Supply 5-year Credit Facility Jun-2012 $3,225 $385 $285 $2,555  Bilateral Credit Facility Mar-2010 200 177 0 23  5-year Structured Credit Facility Mar-2011 300 259 0 41  364-day Credit Facility Sep-2009 385 0 0 385  $4,110 $821 $285 $3,004  PPL Electric Utilities 5-year Credit Facility May-2012 $190 $1 $0 $189  Asset-backed Credit Facility Jul-2009 150 0 0 150  $340 $1 $0 $339  WPD 5-year Credit Facility Oct-2009 £150 £0 £57 £93  5-year Credit Facility Jan-2013 150 0 145 5  Uncommitted Credit Facilities 65 0 4 61  Letter of Credit Facility Mar-2010 4 4 0 0  £369 £4 £206 £159

 PPL Energy Supply Collateral Profile  Millions  25  $0  $500  $1,000  $1,500  $2,000  $2,500  $3,000  $3,500  $4,000  $4,500  $5,000  $5,500  Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09  Available Credit Capacity  Cash Posted  Borrowings/CP Outstanding  Letters of Credit

 Debt Maturities  (1) PPL Capital Funding $201 million maturity paid off in March 2009  (2) PPL Electric Utilities prefunding done in 10/2008 and 5/2009 for 2009 maturity  Note: As of 5/22/2009  26  2009 2010 2011 2012 2013  PPL Energy Supply $0 $0 $500 $0 $737  PPL Capital Funding 0 (1) 0 0 0 0  PPL Electric Utilities 486 (2) 0 0 0 500  WPD Group 0 0 0 0 0  Subtotal $486 $0 $500 $0 $1,237  Prefunding $486 (2) $0 $0 $0 $0  Total $0 $0 $500 $0 $1,237  (Millions)

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2008A* 2009* 2010  Strong Expected Earnings Growth  Forecast  27  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.02  $4.20  Per Share  $1.90  $1.60  $3.60

 PPL

 Market Prices  ELECTRIC   PJM  On-Peak  Off-Peak  ATC(2)   Mid-Columbia  On-Peak  Off-Peak  ATC(2)   GAS(3)  NYMEX  TZ6NNY   PJM MARKET  HEAT RATE(4)  CAPACITY PRICES   (Per MWD)   EQA   Actual  2008 2009 2010 2011 2012  $81 $51 $58 $63 $66  $49 $39 $43 $46 $50  $69 $45 $50 $54 $58  $65 $35 $46 $52 $56  $51 $28 $37 $41 $44  $59 $35 $42 $47 $50  $8.84 $4.36 $5.93 $6.67 $6.84  $9.85 $5.19 $6.84 $7.57 $7.72  8.3 9.8 8.5 8.3 8.5  $82.00 $158.24 $181.39 $136.79 $118.75  89.6% 90.7% 92.2% 90.9% 92.1%  Forward(1)  (1) Market prices based on the average of broker quotes as of 3/31/2009  (2) 24-hour average  (3) NYMEX and TZ6NNY forward gas prices on 3/31/2009  (4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price  A-1

 Proactive Coal Supply Management Supports Growth in Margins  * Based on existing contracts as of 2/28/2009 A-2  • Supply region diversity  • Fleet trains (>1600 cars)  Projected 2009* Projected 2010*  Central App  6%  Powder River Basin  6%  Central Pa  13%  Mine Mouth  20%  Northern App  55%  Central Pa  13%  Powder River Basin  6%  Northern App  56%  Mine Mouth  21%  Illinois Basin  1%  Central App  3%

 0 20 40 60 80 100 120  2009  2009  2010  $/MWH  Shaped Energy & Capacity Including Congestion Other Adders Line Losses GRT  Load-following Components Example  A-3  Total  $105 $82.00*  $45.47 Total  $51.23  * Shaped price based on $63/MWH ATC energy price, $150/MW-Day capacity price, and congestion.  $48.29 Total  $54.41  Residential and Small C&I  Residential and Small C&I  All Customers  50.20  $10  Volumetric  Risk  Credit Ancillary  Green  $8 $5

 Supply Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions)  A-4  (203)Investment in Energy Project  $685($38)($605)Free Cash Flow before Dividends  (61)10(58)Other Investing Activities-net  (869)(691)(939)Capital Expenditures  Increase/(Decrease) in cash due to:  $1,615$643$ 595Cash from Operations  201020092008  Actual Projected

 PA Delivery Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions)  A-5  8303Asset Sales & Other  ($315)$280$367Free Cash Flow before Dividends  (576)(295)(286)Capital Expenditures  (293)Less Transition Bond Repayment  Increase/(Decrease) in cash due to:  $261$567$ 643Cash from Operations  201020092008  Note: Asset sales in 2008 includes the net proceeds from the sale of gas and propane businesses in 2008.  Actual Projected

 International Delivery Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions)  A-6  ($134)($30)$ 1Free Cash Flow before Dividends  (428)(251)(278)Capital Expenditures  Increase/(Decrease) in cash due to:  $294$221$ 279Cash from Operations  201020092008  Actual Projected

 2009 -2010 Sensitivities  EPS Impact  See Appendix A-1 for market price assumptions.  A-7  Note: Discrete sensitivities based on changes to individual item, which ultimately may be interrelated.  2009 2010  $10/MW-Day  Capacity Price  Change  >$0.00 >$0.00  $1/MWh of  Unhedged  Baseload Sales  ±<$0.01 ±$0.01  $1/MWh of  Unhedged  Total Sales  ±<$0.01 ±$0.01  1% Generation  Availability ±$0.01 ±$0.03  $0.05 between  USD and  British Pound  ±$0.02 ±$0.02

Reconciliation of 12 Months Ended Reported Earnings and Earnings from Ongoing Operations

(Dollars Per Share)

	Supply	Pennsylvania Delivery	International Delivery	Total
12 Months Ended March 31, 2009				
Reported earnings	$1.28	$0.40	$0.74	$2.42
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	0.67			0.67
Sale of gas and propane businesses		(0.02)		(0.02)
Impairment of nuclear decom. trust investments	(0.05)			(0.05)
Impairments & other impacts - emission allowances	(0.11)			(0.11)
Other asset impairments	(0.05)			(0.05)
Work force reduction	(0.01)	(0.01)	(0.01)	(0.03)
	0.45	(0.03)	(0.01)	0.41
Earnings from ongoing operations	$0.83	$0.43	$0.75	$2.01
12 Months Ended March 31, 2008				
Reported earnings	$1.45	$0.30	$1.78	$3.53
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	0.19			0.19
Work force reduction	(0.01)		(0.01)	(0.02)
Sale of Latin American businesses			0.78	0.78
Sale of domestic telecommunication operations	(0.01)			(0.01)
Montana basin seepage litigation	(0.01)			(0.01)
Sale of gas and propane businesses		(0.11)		(0.11)
Settlement of Wallingford cost-based rates	0.09			0.09
Impairment of certain transmission rights	(0.04)			(0.04)
Change in U.K. tax rate			0.14	0.14
Synfuel tax adjustment	(0.04)			(0.04)
	0.17	(0.11)	0.91	0.97
Earnings from ongoing operations	$1.28	$0.41	$0.87	$2.56
Change excluding special items	($0.45)	$0.02	($0.12)	($0.55)

Note: Per share amounts are based on diluted shares outstanding.

A-8

ppl

 Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations  High Low  2009 2009 2008 2007  Earnings from Ongoing Operations per share of common stock $1.90 $1.60 $2.02 $2.60  Special items (net of taxes):  economic hedges 0.13 0.13 0.67 0.08  Impairment of nuclear decom. trust investments (0.01) (0.01) (0.04)  Sale of Latin American businesses 0.67  Sale of telecommunication operations (0.06)  Sale of gas and propane businesses (0.01) (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.03) (0.03) (0.02)  Synfuel tax adjustment (0.04)  Montana basin seepage litigation (0.01)  Other asset impairments (0.01) (0.01) (0.05)  Impairments & other impacts - EAs (0.04) (0.04) (0.07)  0.04 0.04 0.45 0.75  Reported Earnings per share of common stock $1.94 $1.64 $2.47 $3.35  Note: Per share amounts are based on diluted shares outstanding.  MTM adj's from energy-related, non-trading  Forecast Actual  A-9

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	BBB
Outlook	NEGATIVE	NEGATIVE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	BBB
Tax-Exempt Bonds*	Aaa	AAA	
Senior Notes	Baa2	BBB	BBB+
Outlook	STABLE	NEGATIVE	STABLE
PPL Capital Funding			
Issuer Rating			BBB
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Outlook	NEGATIVE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Tax-Exempt Bonds**	A3/Baa1	AA-/A-	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB
Preference Stock	Baa3	BBB	BBB
Outlook	NEGATIVE	NEGATIVE	STABLE

* Letter of Credit-Backed Security
** Includes both Insured and Non-Insured Securities

A-10

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	NEGATIVE	POSITIVE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook		NEGATIVE	POSITIVE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	NEGATIVE	POSITIVE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	NEGATIVE	POSITIVE

A-11

PPL Facts

PPL Corporation (NYSE: PPL) is a Fortune 500 company with headquarters in Allentown, Pa. The Company's diversified corporate strategy is to achieve growth in energy supply margins while limiting volatility in both cash flows and earnings and to achieve stable, long-term growth in regulated delivery businesses through efficient operations and strong customer and regulatory relations. The strategy is carried out through four principal subsidiaries:

PPL EnergyPlus, which markets energy in key U. S. markets.

PPL Generation, which operates more than 12,000 megawatts of electricity generating capacity in Pennsylvania, Montana, Maine, Illinois, New York and Connecticut, with an additional 270 megawatts of planned uprate projects.

PPL Electric Utilities, which delivers electricity to 1.4 million customers in Pennsylvania.

PPL Global, which delivers electricity to 2.6 million customers in the United Kingdom.

Security Ratings

	Moody's	S&P	Fitch
PPL Corp.			
Corporate Credit Rating	Baa2	BBB	BBB
PPL Capital Funding, Inc.			
Senior Unsecured Debt	Baa2	BBB-	BBB
PPL Electric Utilities Corp.			
First Mortgage Bonds	A3	A-	A-
Senior Secured Bonds	A3	A-	A-
PPL Energy Supply			
Senior Unsecured Notes	Baa2	BBB	BBB+
WPD Holdings Limited			
Senior Unsecured Debt	Baa3	BBB-	BBB
WPD Operating Cos.			
Senior Unsecured Debt	Baa1	BBB+	A-

See a complete list of all PPL rated companies in the appendix

Contacts

Joseph P. Bergstein, Jr.
Manager-Investor Relations
Phone: (610) 774-5609
Fax: (610) 774-5106
jpbergstein@pplweb.com

www.pplweb.com

A-12

PPL Facts (cont.)  Financial and Operating Information  Note: See Appendix for the reconciliation of reported earnings per share and earnings per share from ongoing operations.  ii(Unaudited)  ($ in millions, except per share amounts) 12 Months Ended  March 2009 March 2008  Common Equity $5,237 $5,584  Noncontrolling Interests 319 320  Short-Term Debt 581 41  Long-Term Debt 7,276 7,864  Total Capitalization $13,413 $13,809  Total Assets $21,790 $21,055  Operating Revenues $8,877 $6,478  Reported Earnings Per Share -Diluted $2.42 $3.53  Earnings Per Share From Ongoing Operations – Diluted $2.01 $2.56  Market Price Per Share $28.71 $45.92  Book Value Per Share $13.94 $14.97  ROE – Reported 16.79% 25.13%  ROE – Earnings From Ongoing Operations 14.54% 18.71%  Common Shares Outstanding (thousands)  End of Period 375,597 372,980  Average – Diluted 375,002 380,626  Annualized Dividend Rate $1.38 $1.34  Dividend Payout -Diluted, using annualized dividends  Reported Earnings Per Share 57% 38%  Earnings Per Share From Ongoing Operations 69% 52%  Electric Energy Sales – Domestic (millions of kWh)  Retail Deliveries 38,153 38,211  Retail Supply 40,486 40,356  Wholesale Supply  East 29,450 22,487  West 13,371 13,265  Net System Capacity (thousands of KW) 12,005 11,259  A-13

 Forward-Looking Information Statement  A-14  Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins,  sales and supply, marketing performance, hedging, growth, revenues, expenses, rates, regulation, cash flows, credit  profile, financing, dividends, business disposition, corporate strategy, capital additions and expenditures, and generating  capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although  PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are  reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the  results discussed in the statements. The following are among the important factors that could cause actual results to differ  materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; volatility in  financial or commodities markets; weather conditions affecting customer energy usage and operating costs; competition in  power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its  subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating  performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance,  including environmental capital expenditures and emission allowance and other expenses; system conditions and  operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions  and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices;  receipt of necessary government permits, approvals and rate relief; capital market conditions and decisions regarding  capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries;  the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity  securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans;  the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in  states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of  threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation,  including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such  forward-looking statements should be considered in light of such important factors and in conjunction with PPL  Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.

 “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits or gains that are unusual or  nonrecurring. Special items also include the mark-to-market impact of energy-related, non-trading economic hedges and impairments of securities in  PPL’s nuclear decommissioning trust funds. These energy-related, non-trading economic hedges are used to hedge a portion of the economic value of  PPL’s generation assets and PPL’s load-following and retail activities. This economic value is subject to changes in fair value due to market price  volatility of the input and output commodities (e.g., coal and power). The mark-to-market impact of these hedges is economically neutral to the  company because the mark-to-market gains or losses on the energy hedges will reverse as the hedging contracts settle in the future. Earnings from  ongoing operations should not be considered as an alternative to reported earnings, or net income attributable to PPL Corporation, which is an indicator  of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing  operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings  performance as another criterion in making their investment decisions. PPL’s management also uses earnings from ongoing operations in measuring  certain corporate performance goals. Other companies may use different measures to present financial performance.  The presentation under the heading “Supply Segment Open EBITDA” is intended to provide information about PPL’s Supply segment generation and  marketing activities. PPL believes that these measures are useful to both management and investors’ evaluation of PPL’s Supply segment. The  information presented, however, is not intended to be nor should it be relied upon as a projection of expected actual earnings performance.  Certain information presented under the heading “Supply Segment Open EBITDA” contains non-GAAP financial measurements. “Open EBITDA”,  “Unhedged Gross Margin” and “Expected Margin” are non-GAAP measures, applied to a single business segment and should not be considered an  alternative to “Net Income”, “Operating Income” or other measures determined in accordance with GAAP.  Unhedged Gross Margin is calculated based on estimated sales of electricity and relevant market prices at an identified point in time for energy and  capacity as well as fuel and other variable costs as related to PPL’s Supply segment generation and marketing activities. Open EBITDA is equal to  Unhedged Gross Margin less forecasted O&M expense for PPL’s Supply segment. Other companies may calculate Unhedged Gross Margin and Open  EBITDA differently.  Expected Margin is Unhedged Gross Margin plus the above or (below) market value of power and fuel hedges, calculated at an identified point in time.  PPL believes Expected Margin is useful to both management and investors as an indication of the scope and dimension of the potential financial  performance of PPL’s generation and marketing activities. Other companies may calculate Expected Margin differently.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the repayment of transition  bonds, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which  is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to  both management and investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing  beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.  Definitions of Non-GAAP Financial Measures  A-15